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                                                                   EXHIBIT 10.10


                                 AMENDMENT NO. 3
                                       TO
                              EMPLOYMENT AGREEMENT
                              --------------------

         THIS AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT (this "Amendment") is made and entered into as of January 1, 2000, by and between METRETEK TECHNOLOGIES, INC., a Delaware corporation (the "Corporation"), and A. BRADLEY GABBARD ("Officer").

                                    RECITALS
                                    --------

         WHEREAS, the Corporation and Officer have previously entered into that certain Employment Agreement, dated as of June 11, 1991, as amended as of July 14, 1997 and December 3, 1998 (as so amended and as the same may hereafter be amended or otherwise modified from time to time, the "Employment Agreement"); and

         WHEREAS, the Corporation and Officer now desire to amend the Employment Agreement in order to extend the period of Officer's employment with the Corporation; and

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         SECTION 1. AMENDMENTS TO EMPLOYMENT AGREEMENT. Effective as of the date hereof, Section 2.1 of the Employment Agreement is hereby amended to read in its entirety as follows:

                  "2.1 Basic Term. The term of Officer's employment under this Agreement shall continue for a period of two years until December 31, 2001, unless terminated earlier pursuant to this
                  Section 2 (the "Employment Period"); provided, however, that unless the Corporation or Officer gives to the other written notice at least six months prior to the expiration of such two-year term or of any successive one-year extension term as provided hereafter, the Employment Period shall be automatically extended for successive one-year terms, unless and until terminated pursuant to this Agreement."

         SECTION 2. EFFECT OF AMENDMENT. From and after the date hereof, the term "Employment Period" as used in the Employment Agreement shall be deemed to refer to the Employment Period as such term is defined in this Amendment. Except as and to the extent expressly modified by this Amendment, the Employment Agreement shall remain in full force and effect in all respects in accordance with its terms, and any reference to the Employment Agreement from and after the date hereof shall be deemed to be a reference to the Employment Agreement as modified by this Amendment.

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         SECTION 3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Colorado.

         SECTION 4. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this Amendment No. 3 to Employment Agreement has been duly executed and delivered by or on behalf of the undersigned as of the date first written above.


                                     CORPORATION:

                                     METRETEK TECHNOLOGIES , INC.


                                     By:/s/ W. Phillip Marcum
                                        ----------------------------------------
                                        W. Phillip Marcum, President


                                     OFFICER:


                                     By:/s/ A. Bradley Gabbard
                                        ----------------------------------------
                                        A. Bradley Gabbard

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